UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2023
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Vacasa, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-41130 (Commission File Number)	87-1995316 (I.R.S. Employer Identification No.)
850 NW 13th Avenue Portland, OR 97209
(Address of principal executive offices) (Zip Code)
(503) 946-3650
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	VCSA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

Director Designation Agreements

On June 7, 2023, Vacasa, Inc. (the “Company”) entered into four individual director designation agreements (collectively, the “Director Designation Agreements” and each a “Director Designation Agreement”) with (i) SLP Venice Holdings, L.P. and SLP V Venice Feeder I, L.P. (together with any of their affiliates who hold Shares (as defined therein) as of the applicable time, the “Silver Lake Stockholders”); (ii) RW Vacasa AIV LP, RW Industrious Blocker LP, Riverwood Capital Partners II (Parallel-B) L.P., RCP III Vacasa AIV, L.P., RCP III Blocker Feeder LP, Riverwood Capital Partners III (Parallel-B) L.P., RCP III (A) Blocker Feeder LP and RCP III (A) Vacasa AIV L.P. (together with any of their affiliates who hold Shares as of the applicable time, the “Riverwood Stockholders”); (iii) LEGP I VCS, LLC, LEGP II VCS, LLC, Level Equity Opportunities Fund 2015, L.P., Level Equity Opportunities Fund 2018, L.P., Level Equity - VCS Investors, LLC and LEGP II AIV(B), L.P. (together with any of their affiliates who hold Shares as of the applicable time, the “Level Equity Stockholders”); and (iv) Mossytree Inc. (together with any of its affiliates who hold Shares as of the applicable time, the “EB Stockholders”).

Each of the Silver Lake Stockholders, Riverwood Stockholders, Level Equity Stockholders and EB Stockholders have significant beneficial ownership of the Company’s common stock and each were party to a Stockholders Agreement with the Company, dated as of December 6, 2021, that automatically terminated on June 6, 2023, at which time the Company was required to enter into the individual Director Designation Agreements, providing for the continuation of certain director designation rights under the Stockholders Agreement as further described below.

The Director Designation Agreement with the Silver Lake Stockholders provides for the continuation of the Silver Lake Stockholders’ director designation rights under the Stockholders Agreement. Following the effective date of the Director Designation Agreement, (a) so long as the Silver Lake Stockholders continue to collectively beneficially own at least 40% of the Shares beneficially owned by the Silver Lake Stockholders collectively, in the aggregate, immediately following the consummation of all transactions contemplated by the Business Combination (as defined therein), then the Silver Lake Stockholders shall have the right, but not the obligation, to designate two directors for election to the board of directors (the “Board”) of the Company (any such designee, a “Silver Lake Designee”) and (b) so long as the Silver Lake Stockholders continue to collectively beneficially own less than 40% but at least 20% of the Shares beneficially owned by the Silver Lake Stockholders collectively, in the aggregate, immediately following the consummation of all transactions contemplated by the Business Combination, then the Silver Lake Stockholders shall have the right, but not the obligation, to designate one Silver Lake Designee for election to the Board, and the Company shall include such Silver Lake Designee(s) as nominee(s) for election to the Board at all of the Company’s applicable annual or special meetings of stockholders (or consents in lieu of a meeting) at which directors are to be elected (adjusted as appropriate to take into account the Company’s classified Board structure), subject to satisfaction of all qualification and legal requirements regarding service as a director in accordance with the terms of the Director Designation Agreement.

The Director Designation Agreement with the Riverwood Stockholders provides for the continuation of the Riverwood Stockholders’ director designation rights under the Stockholders Agreement. Following the effective date of the Director Designation Agreement, so long as the Riverwood Stockholders continue to collectively beneficially own at least 20% of the Shares beneficially owned by the Riverwood Stockholders collectively, in the aggregate, immediately following the consummation of all transactions contemplated by the Business Combination, then the Riverwood Stockholders shall have the right, but not the obligation, to designate one director for election to the Board (any such designee, a “Riverwood Designee”), and the Company shall include such Riverwood Designee as nominee for election to the Board at all of the Company’s applicable annual or special meetings of stockholders (or consents in lieu of a meeting) at which directors are to be elected (adjusted as appropriate to take into account the Company’s classified Board structure), subject to satisfaction of all qualification and legal requirements regarding service as a director in accordance with the terms of the Director Designation Agreement.

The Director Designation Agreement with the Level Equity Stockholders provides for the continuation of the Level Equity Stockholders’ director designation rights under the Stockholders Agreement. Following the effective date of the Director Designation Agreement, so long as the Level Equity Stockholders continue to collectively beneficially own at least 20% of the Shares beneficially owned by the Level Equity Stockholders collectively, in the aggregate, immediately following the consummation of all transactions contemplated by the Business Combination, then the Level Equity Stockholders shall have the right, but not the obligation, to designate one director for election to the Board (any such designee, a “Level Equity Designee”), and the Company shall include such Level Equity Designee as nominee for election to the Board at all of the Company’s applicable annual or special meetings of stockholders (or consents in lieu of a meeting) at which directors are to be elected (adjusted as appropriate to take into account the Company’s classified Board structure), subject to satisfaction of all qualification and legal requirements regarding service as a director in accordance with the terms of the Director Designation Agreement.

The Director Designation Agreement with the EB Stockholders provides for the continuation of the EB Stockholders’ director designation rights under the Stockholders Agreement, as modified therein. Following the effective date of the Director Designation Agreement, so long as (x) the EB Stockholders continue to collectively beneficially own at least 10% of total number of issued and outstanding Shares and (y) none of the Shares beneficially owned by the EB Stockholders have been foreclosed upon by any lender, then the EB Stockholders shall have the right, but not the obligation, to designate one director for election to the Board (any such designee, an “EB Designee”), and the Company shall include such EB Designee as nominee for election to the Board at all of the Company’s applicable annual or special meetings of stockholders (or consents in lieu of a meeting) at which directors are to be elected (adjusted as appropriate to take into account the Company’s classified Board structure), subject to satisfaction of all qualification and legal requirements regarding service as a director in accordance with the terms of the Director Designation Agreement.

The foregoing descriptions of the Director Designation Agreements do not purport to be complete and are qualified in their entirety by the full text of the Director Designation Agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d): Exhibits:

Exhibit No.	Description

10.1*	Director Designation Agreement, dated June 7, 2023, between Vacasa, Inc. and the Silver Lake Stockholders
10.2*	Director Designation Agreement, dated June 7, 2023, between Vacasa, Inc. and the Riverwood Stockholders
10.3*	Director Designation Agreement, dated June 7, 2023, between Vacasa, Inc. and the Level Equity Stockholders
10.4*	Director Designation Agreement, dated June 7, 2023, between Vacasa, Inc. and the EB Stockholders
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

*Attachments to this exhibit have been omitted pursuant to Regulation S-K, Item 601(a)(5). The Company will provide a copy of any omitted schedule to the SEC or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VACASA, INC.

By:	/s/ Robert Greyber
Name:	Robert Greyber
Title:	Chief Executive Officer

Date: June 8, 2023